Financial Supplement Fourth Quarter and Full Year 2023 1

Table of Contents Page Consolidated Financial Highlights 3 Consolidated Statements of Operations (unaudited) 5 Consolidated Balance Sheets (unaudited) 6 Loans and Deposits 7 Average Balance Sheets, Annualized Yields and Rates 8 Mortgage Banking Fees 10 Segment Financial Highlights 11 Credit-Related Information: Nonaccrual loans and leases 15 Loans and Leases 90 Days or More Past Due and Accruing 16 Charge-offs, Recoveries, and Related Ratios 17 Summary of Changes in the Components of the Allowance for Credit Losses 19 Capital and Ratios 20 Non-GAAP Financial Measures and Reconciliations 21 The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings. 2

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$/bps	%	$/bps	%			$/bps	%
SELECTED OPERATING DATA													
Total revenue	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1%)	($212)	(10%)	$8,224	$8,021	$203	3%
Noninterest expense	1,612	1,293	1,306	1,296	1,240	319	25	372	30	5,507	4,892	615	13
Profit before provision (benefit) for credit losses	376	721	788	832	960	(345)	(48)	(584)	(61)	2,717	3,129	(412)	(13)
Provision (benefit) for credit losses	171	172	176	168	132	(1)	(1)	39	30	687	474	213	45
NET INCOME	189	430	478	511	653	(241)	(56)	(464)	(71)	1,608	2,073	(465)	(22)
Net income, Underlying[1]	426	448	531	560	685	(22)	(5)	(259)	(38)	1,965	2,425	(460)	(19)
Net income available to common stockholders	159	400	444	488	621	(241)	(60)	(462)	(74)	1,491	1,960	(469)	(24)
Net income available to common stockholders, Underlying[1]	396	418	497	537	653	(22)	(5)	(257)	(39)	1,848	2,312	(464)	(20)
PER COMMON SHARE DATA													
Basic earnings	$0.34	$0.85	$0.93	$1.00	$1.26	($0.51)	(60%)	($0.92)	(73%)	$3.14	$4.12	($0.98)	(24%)
Diluted earnings	0.34	0.85	0.92	1.00	1.25	(0.51)	(60)	(0.91)	(73)	3.13	4.10	(0.97)	(24)
Basic earnings, Underlying[1]	0.85	0.89	1.04	1.10	1.32	(0.04)	(4)	(0.47)	(36)	3.89	4.86	(0.97)	(20)
Diluted earnings, Underlying[1]	0.85	0.89	1.04	1.10	1.32	(0.04)	(4)	(0.47)	(36)	3.88	4.84	(0.96)	(20)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—	—	—	—	1.68	1.62	0.06	4
Book value per common share	47.87	44.75	45.44	45.84	44.03	3.12	7	3.84	9	47.87	44.03	3.84	9
Tangible book value per common share	30.91	27.73	28.72	29.44	27.88	3.18	11	3.03	11	30.91	27.88	3.03	11
Dividend payout ratio	124 %	49 %	45 %	42 %	33 %	7,412 bps		9,053 bps		54 %	39%	1,450 bps	
Dividend payout ratio, Underlying[1]	49	47	40	38	32	200 bps		1,700 bps		43	33	1,000 bps	
COMMON SHARES OUTSTANDING													
Average: Basic	466,234,324	469,481,085	479,470,543	485,444,313	493,293,981	(3,246,761)	(1%)	(27,059,657)	(5%)	475,089,384	475,959,815	(870,431)	—%
Diluted	468,159,167	471,183,719	480,975,281	487,712,146	495,478,398	(3,024,552)	(1)	(27,319,231)	(6)	476,693,148	477,803,142	(1,109,994)	—
Common shares at period-end	466,418,055	466,221,795	474,682,759	483,982,264	492,282,158	196,260	—	(25,864,103)	(5)	466,418,055	492,282,158	(25,864,103)	(5)

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (dollars in millions, except per share data) QUARTERLY TRENDS FULL YEAR 4Q23 Change 2023 Change 4Q23 3Q23 2Q23 1Q23 4Q22 3Q23 4Q22 2023 2022 2022 $/bps % $/bps % $/bps % FINANCIAL RATIOS Net interest margin 2.90% 3.03% 3.16% 3.29% 3.29% (13) bps (39) bps 3.09% 3.10% (1) bps Net interest margin, FTE1 2.91 3.03 3.17 3.30 3.30 (12) (39) 3.10 3.10 — Return on average common equity 2.96 7.50 8.00 9.11 11.56 (454) (860) 6.90 9.02 (212) Return on average common equity, Underlying2 7.41 7.82 8.97 10.01 12.15 (41) (474) 8.56 10.64 (208) Return on average tangible common equity 4.72 12.00 12.42 14.38 18.46 (728) (1,374) 10.92 13.91 (299) Return on average tangible common equity, Underlying2 11.84 12.51 13.93 15.80 19.40 (67) (756) 13.53 16.41 (288) Return on average total assets 0.33 0.78 0.86 0.93 1.15 (45) (82) 0.72 0.96 (24) Return on average total assets, Underlying2 0.76 0.81 0.96 1.02 1.21 (5) (45) 0.88 1.13 (25) Return on average total tangible assets 0.35 0.81 0.89 0.97 1.19 (46) (84) 0.75 1.00 (25) Return on average total tangible assets, Underlying2 0.78 0.84 0.99 1.06 1.25 (6) (47) 0.92 1.17 (25) Effective income tax rate 7.59 21.51 22.09 22.97 21.16 (1,392) (1,357) 20.76 21.93 (117) Effective income tax rate, Underlying2 22.25 21.69 22.51 23.25 21.37 56 88 22.48 22.19 29 Efficiency ratio 81.13 64.21 62.34 60.90 56.36 1,692 2,477 66.97 60.99 598 Efficiency ratio, Underlying2 63.77 63.08 58.86 57.84 54.42 69 935 60.81 57.51 330 Noninterest income as a % of total revenue 25.16 24.44 24.14 22.81 22.92 72 224 24.12 25.04 (92) Noninterest income as a % of total revenue, Underlying2 25.16 24.44 24.14 22.81 22.92 72 224 24.12 25.33 (121) CAPITAL RATIOS - PERIOD-END (PRELIMINARY) CET1 capital ratio 10.6% 10.4% 10.3% 10.0% 10.0 % Tier 1 capital ratio 11.8 11.5 11.4 11.1 11.1 Total capital ratio 13.7 13.4 13.3 12.9 12.8 Tier 1 leverage ratio 9.3 9.4 9.4 9.4 9.3 Tangible common equity ratio 6.7 5.9 6.3 6.6 6.3 SELECTED BALANCE SHEET DATA Loan-to-deposit ratio (period-end balances) 82.30% 84.03% 85.17% 89.83% 86.69% (173) bps (439) bps 82.30% 86.69% (439) bps Loan-to-deposit ratio (average balances) 83.54 85.46 88.73 89.76 87.74 (192) bps (420) bps 86.83 86.77 6 bps Full-time equivalent colleagues (period-end) 17,570 18,214 18,468 18,547 18,889 (644) (4) (1,319) (7) 17,570 18,889 (1,319) (7) 1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented. 2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations." 4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$	%	$	%			$	%
INTEREST INCOME													
Interest and fees on loans and leases	$2,144	$2,166	$2,132	$2,047	$1,893	($22)	(1%)	$251	13%	$8,489	$5,968	$2,521	42%
Interest and fees on loans held for sale	18	20	20	15	16	(2)	(10)	2	13	73	67	6	9
Interest and fees on other loans held for sale	4	8	12	5	10	(4)	(50)	(6)	(60)	29	57	(28)	(49)
Investment securities	339	290	267	266	258	49	17	81	31	1,162	840	322	38
Interest-bearing deposits in banks	171	111	100	69	75	60	54	96	128	451	128	323	NM
Total interest income	**2,676**	**2,595**	**2,531**	**2,402**	**2,252**	81	3	424	19	**10,204**	**7,060**	3,144	45
INTEREST EXPENSE													
Deposits	974	898	723	550	396	76	8	578	146	3,145	651	2,494	NM
Short-term borrowed funds	7	8	22	6	2	(1)	(13)	5	250	43	23	20	87
Long-term borrowed funds	207	167	198	203	159	40	24	48	30	775	374	401	107
Total interest expense	**1,188**	**1,073**	**943**	**759**	**557**	115	11	631	113	**3,963**	**1,048**	2,915	NM
Net interest income	**1,488**	**1,522**	**1,588**	**1,643**	**1,695**	(34)	(2)	(207)	(12)	**6,241**	**6,012**	229	4
NONINTEREST INCOME													
Service charges and fees	104	105	101	100	105	(1)	(1)	(1)	(1)	410	420	(10)	(2)
Capital markets fees	87	67	82	83	98	20	30	(11)	(11)	319	368	(49)	(13)
Card fees	70	74	80	72	71	(4)	(5)	(1)	(1)	296	273	23	8
Trust and investment services fees	68	63	65	63	61	5	8	7	11	259	249	10	4
Mortgage banking fees	57	69	59	57	54	(12)	(17)	3	6	242	261	(19)	(7)
Foreign exchange and derivative products	43	48	44	48	35	(5)	(10)	8	23	183	188	(5)	(3)
Letter of credit and loan fees	42	43	43	40	41	(1)	(2)	1	2	168	159	9	6
Securities gains, net	9	5	9	5	4	4	80	5	125	28	9	19	211
Other income	20	18	23	17	36	2	11	(16)	(44)	78	82	(4)	(5)
Total noninterest income	**500**	**492**	**506**	**485**	**505**	8	2	(5)	(1)	**1,983**	**2,009**	(26)	(1)
TOTAL REVENUE	**1,988**	**2,014**	**2,094**	**2,128**	**2,200**	(26)	(1)	(212)	(10)	**8,224**	**8,021**	203	3
Provision (benefit) for credit losses	171	172	176	168	132	(1)	(1)	39	30	687	474	213	45
NONINTEREST EXPENSE													
Salaries and employee benefits	667	659	615	658	633	8	1	34	5	2,599	2,549	50	2
Equipment and software	215	191	181	169	170	24	13	45	26	756	648	108	17
Outside services	174	160	177	176	170	14	9	4	2	687	700	(13)	(2)
Occupancy	125	107	136	124	110	18	17	15	14	492	410	82	20
Other operating expense	431	176	197	169	157	255	145	274	175	973	585	388	66
Total noninterest expense	**1,612**	**1,293**	**1,306**	**1,296**	**1,240**	319	25	372	30	**5,507**	**4,892**	615	13
Income before income tax expense	**205**	**549**	**612**	**664**	**828**	(344)	(63)	(623)	(75)	**2,030**	**2,655**	(625)	(24)
Income tax expense	16	119	134	153	175	(103)	(87)	(159)	(91)	422	582	(160)	(27)
Net income	**$189**	**$430**	**$478**	**$511**	**$653**	($241)	(56%)	($464)	(71%)	**$1,608**	**$2,073**	($465)	(22%)
Net income, Underlying[1]	**$426**	**$448**	**$531**	**$560**	**$685**	($22)	(5%)	($259)	(38%)	**$1,965**	**$2,425**	($460)	(19%)
Net income available to common stockholders	**$159**	**$400**	**$444**	**$488**	**$621**	($241)	(60%)	($462)	(74%)	**$1,491**	**$1,960**	($469)	(24%)
Net income available to common stockholders, Underlying[1]	**$396**	**$418**	**$497**	**$537**	**$653**	($22)	(5%)	($257)	(39%)	**$1,848**	**$2,312**	($464)	(20%)

[1] These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

5

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES

	AS OF					DECEMBER 31, 2023 CHANGE			
	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	September 30, 2023		December 31, 2022	
						$	%	$	%
ASSETS									
Cash and due from banks	$1,794	$1,395	$1,689	$1,283	$1,489	$399	29%	$305	20%
Interest-bearing cash and due from banks	9,834	14,005	9,878	6,691	9,058	(4,171)	(30)	776	9
Interest-bearing deposits in banks	405	324	284	320	303	81	25	102	34
Debt securities available for sale, at fair value	29,777	25,069	24,755	23,845	24,007	4,708	19	5,770	24
Debt securities held to maturity	9,184	9,320	9,520	9,677	9,834	(136)	(1)	(650)	(7)
Loans held for sale, at fair value	676	749	1,225	855	774	(73)	(10)	(98)	(13)
Other loans held for sale	103	99	196	1,000	208	4	4	(105)	(50)
Loans and leases	145,959	149,746	151,320	154,688	156,662	(3,787)	(3)	(10,703)	(7)
Less: Allowance for loan and lease losses	(2,098)	(2,080)	(2,044)	(2,017)	(1,983)	(18)	1	(115)	6
Net loans and leases	143,861	147,666	149,276	152,671	154,679	(3,805)	(3)	(10,818)	(7)
Derivative assets	440	522	719	569	842	(82)	(16)	(402)	(48)
Premises and equipment	895	878	876	866	844	17	2	51	6
Bank-owned life insurance	3,291	3,275	3,263	3,244	3,236	16	—	55	2
Goodwill	8,188	8,188	8,188	8,177	8,173	—	—	15	—
Other intangible assets	157	167	175	185	197	(10)	(6)	(40)	(20)
Other assets	13,359	13,613	13,022	12,873	13,089	(254)	(2)	270	2
TOTAL ASSETS	**$221,964**	**$225,270**	**$223,066**	**$222,256**	**$226,733**	($3,306)	(1%)	($4,769)	(2%)
LIABILITIES AND STOCKHOLDERS' EQUITY									
LIABILITIES									
Deposits:									
Noninterest-bearing	$37,107	$38,561	$40,286	$44,326	$49,283	($1,454)	(4%)	($12,176)	(25%)
Interest-bearing	140,235	139,636	137,381	127,868	131,441	599	—	8,794	7
Total deposits	177,342	178,197	177,667	172,194	180,724	(855)	—	(3,382)	(2)
Short-term borrowed funds	505	232	1,099	1,018	3	273	118	502	NM
Derivative liabilities	1,562	2,109	2,270	1,704	1,909	(547)	(26)	(347)	(18)
Long-term borrowed funds:									
FHLB advances	3,786	7,036	5,029	11,779	8,519	(3,250)	(46)	(4,733)	(56)
Senior debt	5,170	5,258	5,258	5,263	5,555	(88)	(2)	(385)	(7)
Subordinated debt and other debt	4,511	5,060	3,813	1,813	1,813	(549)	(11)	2,698	149
Total long-term borrowed funds	13,467	17,354	14,100	18,855	15,887	(3,887)	(22)	(2,420)	(15)
Other liabilities	4,746	4,500	4,345	4,284	4,520	246	5	226	5
TOTAL LIABILITIES	**197,622**	**202,392**	**199,481**	**198,055**	**203,043**	(4,770)	(2)	(5,421)	(3)
STOCKHOLDERS' EQUITY									
Preferred stock:									
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:									
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,250	22,231	22,207	22,183	22,142	19	—	108	—
Retained earnings	9,816	9,856	9,655	9,416	9,159	(40)	—	657	7
Treasury stock, at cost	(5,986)	(5,986)	(5,734)	(5,475)	(5,071)	—	—	(915)	(18)
Accumulated other comprehensive income (loss)	(3,758)	(5,243)	(4,563)	(3,943)	(4,560)	1,485	28	802	18
TOTAL STOCKHOLDERS' EQUITY	**24,342**	**22,878**	**23,585**	**24,201**	**23,690**	1,464	6	652	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$221,964**	**$225,270**	**$223,066**	**$222,256**	**$226,733**	($3,306)	(1%)	($4,769)	(2%)
Memo: Total tangible common equity	$14,417	$12,930	$13,630	$14,247	$13,728	$1,487	12%	$689	5%

6

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES

	AS OF					DECEMBER 31, 2023 CHANGE			
	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2023		December 31, 2022	
						$	%	$	%
LOANS AND LEASES									
Commercial and industrial	$43,826	$46,753	$48,038	$50,450	$51,836	($2,927)	(6%)	($8,010)	(15%)
Commercial real estate	29,471	29,486	28,947	28,999	28,865	(15)	—	606	2
Leases	1,148	1,218	1,294	1,417	1,479	(70)	(6)	(331)	(22)
Total commercial	74,445	77,457	78,279	80,866	82,180	(3,012)	(4)	(7,735)	(9)
Residential mortgages	31,332	30,983	30,769	30,362	29,921	349	1	1,411	5
Home equity	15,040	14,729	14,487	14,135	14,043	311	2	997	7
Automobile	8,258	9,290	10,428	11,535	12,292	(1,032)	(11)	(4,034)	(33)
Education	11,834	12,134	12,246	12,634	12,808	(300)	(2)	(974)	(8)
Other retail	5,050	5,153	5,111	5,156	5,418	(103)	(2)	(368)	(7)
Total retail	71,514	72,289	73,041	73,822	74,482	(775)	(1)	(2,968)	(4)
Total loans and leases	$145,959	$149,746	$151,320	$154,688	$156,662	($3,787)	(3%)	($10,703)	(7%)
Loans held for sale, at fair value	676	749	1,225	855	774	(73)	(10)	(98)	(13)
Other loans held for sale	103	99	196	1,000	208	4	4	(105)	(50)
Loans and leases and loans held for sale	$146,738	$150,594	$152,741	$156,543	$157,644	($3,856)	(3%)	($10,906)	(7%)
DEPOSITS									
Demand	$37,107	$38,561	$40,286	$44,326	$49,283	($1,454)	(4%)	($12,176)	(25%)
Money market	53,812	53,517	52,542	48,905	49,905	295	1	3,907	8
Checking with interest	31,876	33,355	35,028	34,496	39,721	(1,479)	(4)	(7,845)	(20)
Savings	27,983	29,139	29,824	29,789	29,805	(1,156)	(4)	(1,822)	(6)
Term	26,564	23,625	19,987	14,678	12,010	2,939	12	14,554	121
Total deposits	$177,342	$178,197	$177,667	$172,194	$180,724	($855)	—%	($3,382)	(2%)

7

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									4Q23 Change					
	4Q23			3Q23			4Q22			3Q23			4Q22		
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS															
Interest-bearing cash and due from banks and deposits in banks	$12,387	$171	5.43%	$8,005	$111	5.42%	$6,915	$75	4.22%	$4,382	$60	1 bps	$5,472	$96	121 bps
Taxable investment securities	41,497	339	3.25	39,271	290	2.95	38,770	258	2.66	2,226	49	30	2,727	81	59
Non-taxable investment securities	2	—	2.66	2	—	2.68	2	—	2.39	—	—	(2)	—	—	27
Total investment securities	41,499	339	3.25	39,273	290	2.95	38,772	258	2.66	2,226	49	30	2,727	81	59
Commercial and industrial	45,433	706	6.07	47,658	750	6.17	52,311	652	4.89	(2,225)	(44)	(10)	(6,878)	54	118
Commercial real estate	29,460	476	6.32	29,353	467	6.23	28,735	382	5.19	107	9	9	725	94	113
Leases	1,185	10	3.54	1,250	12	3.56	1,422	12	3.25	(65)	(2)	(2)	(237)	(2)	29
Total commercial	76,078	1,192	6.13	78,261	1,229	6.15	82,468	1,046	4.97	(2,183)	(37)	(2)	(6,390)	146	116
Residential mortgages	31,146	276	3.55	30,838	267	3.46	29,677	246	3.32	308	9	9	1,469	30	23
Home equity	14,889	302	8.04	14,589	286	7.77	13,869	204	5.84	300	16	27	1,020	98	220
Automobile	8,752	94	4.24	9,849	103	4.16	12,692	125	3.90	(1,097)	(9)	8	(3,940)	(31)	34
Education	11,971	156	5.17	12,147	156	5.11	12,929	148	4.54	(176)	—	6	(958)	8	63
Other retail	5,133	124	9.64	5,107	125	9.67	5,464	124	9.02	26	(1)	(3)	(331)	—	62
Total retail	71,891	952	5.27	72,530	937	5.14	74,631	847	4.52	(639)	15	13	(2,740)	105	75
Total loans and leases	147,969	2,144	5.71	150,791	2,166	5.66	157,099	1,893	4.75	(2,822)	(22)	5	(9,130)	251	96
Loans held for sale, at fair value	1,047	18	6.79	1,204	20	6.72	1,179	16	5.32	(157)	(2)	7	(132)	2	147
Other loans held for sale	219	4	7.72	321	8	9.01	557	10	6.70	(102)	(4)	(129)	(338)	(6)	102
Total interest-earning assets	203,121	2,676	5.20	199,594	2,595	5.13	204,522	2,252	4.35	3,527	81	7	(1,401)	424	85
Noninterest-earning assets	20,532			20,568			20,448			(36)			84		
TOTAL ASSETS	$223,653			$220,162			$224,970			$3,491			($1,317)		
INTEREST-BEARING LIABILITIES															
Checking with interest	$31,788	113	1.40	$33,545	126	1.49	$36,952	77	0.82	($1,757)	(13)	(9)	($5,164)	$36	58
Money market	53,003	444	3.32	52,057	415	3.17	50,228	208	1.65	946	29	15	2,775	236	167
Regular savings	28,455	123	1.72	29,516	123	1.65	29,780	58	0.78	(1,061)	—	7	(1,325)	65	94
Term	25,492	294	4.59	21,604	234	4.29	11,378	53	1.83	3,888	60	30	14,114	241	276
Total interest-bearing deposits	138,738	974	2.79	136,722	898	2.60	128,338	396	1.23	2,016	76	19	10,400	578	156
Short-term borrowed funds	491	7	5.63	506	8	6.21	262	2	3.83	(15)	(1)	(58)	229	5	180
FHLB advances	5,751	83	5.62	4,023	56	5.54	8,818	82	3.67	1,728	27	8	(3,067)	1	195
Senior debt	5,217	57	4.34	5,259	56	4.33	5,397	55	4.05	(42)	1	1	(180)	2	29
Subordinated debt and other debt	4,720	67	5.71	3,920	55	5.43	1,812	22	4.59	800	12	28	2,908	45	112
Total long-term borrowed funds	15,688	207	5.22	13,202	167	5.02	16,027	159	3.91	2,486	40	20	(339)	48	131
Total borrowed funds	16,179	214	5.24	13,708	175	5.07	16,289	161	3.90	2,471	39	17	(110)	53	134
Total interest-bearing liabilities	154,917	1,188	3.04	150,430	1,073	2.83	144,627	557	1.53	4,487	115	21	10,290	631	151
Demand deposits	38,390			39,728			50,706			(1,338)			(12,316)		
Other noninterest-bearing liabilities	7,123			6,813			6,347			310			776		
TOTAL LIABILITIES	200,430			196,971			201,680			3,459			(1,250)		
STOCKHOLDERS' EQUITY	23,223			23,191			23,290			32			(67)		
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$223,653			$220,162			$224,970			$3,491			($1,317)		
INTEREST RATE SPREAD			2.16 %			2.30 %			2.82 %			(14)			(66)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,488	**2.90 %**		$1,522	**3.03 %**		$1,695	**3.29 %**		($34)	(13)		($207)	(39)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,492	**2.91 %**		$1,526	**3.03 %**		$1,699	**3.30 %**		($34)	(12)		($207)	(39)
Memo: Total deposits (interest-bearing and demand)	$177,128	$974	2.18 %	$176,450	$898	2.02 %	$179,044	$396	0.88 %	$678	$76	16 bps	($1,916)	$578	130 bps

[1]Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

8

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FULL YEAR						2023 Change 2022		
	2023			2022					
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS									
Interest-bearing cash and due from banks and deposits in banks	$8,531	$451	5.22%	$6,195	$128	2.04%	$2,336	$323	318 bps
Taxable investment securities	39,437	1,162	2.94	35,639	840	2.35	3,798	322	59
Non-taxable investment securities	2	—	2.68	3	—	2.33	(1)	—	35
Total investment securities	39,439	1,162	2.94	35,642	840	2.35	3,797	322	59
Commercial and industrial	48,693	2,956	5.99	50,002	1,942	3.83	(1,309)	1,014	216
Commercial real estate	29,206	1,804	6.09	24,746	1,026	4.09	4,460	778	200
Leases	1,305	46	3.53	1,521	46	3.00	(216)	—	53
Total commercial	79,204	4,806	5.99	76,269	3,014	3.90	2,935	1,792	209
Residential mortgages	30,660	1,052	3.43	27,759	876	3.16	2,901	176	27
Home equity	14,475	1,092	7.54	13,057	555	4.25	1,418	537	329
Automobile	10,374	429	4.13	13,729	507	3.69	(3,355)	(78)	44
Education	12,333	621	5.04	13,047	560	4.29	(714)	61	75
Other retail	5,171	489	9.46	5,483	456	8.31	(312)	33	115
Total retail	73,013	3,683	5.04	73,075	2,954	4.04	(62)	729	100
Total loans and leases	152,217	8,489	5.53	149,344	5,968	3.97	2,873	2,521	156
Loans held for sale, at fair value	1,160	73	6.26	1,767	67	3.77	(607)	6	249
Other loans held for sale	339	29	8.43	1,188	57	4.71	(849)	(28)	372
Total interest-earning assets	201,686	10,204	5.02	194,136	7,060	3.61	7,550	3,144	141
Noninterest-earning assets	20,535			20,925			(390)		
TOTAL ASSETS	$222,221			$215,061			$7,160		
INTEREST-BEARING LIABILITIES									
Checking with interest	$33,960	446	1.31	$36,127	142	0.39	($2,167)	304	92
Money market	51,178	1,494	2.92	48,410	320	0.66	2,768	1,174	226
Regular savings	29,266	433	1.48	27,524	100	0.37	1,742	333	111
Term	19,320	772	4.00	8,330	89	1.07	10,990	683	293
Total interest-bearing deposits	133,724	3,145	2.35	120,391	651	0.54	13,333	2,494	181
Short-term borrowed funds	746	43	5.70	1,584	23	1.47	(838)	20	423
FHLB advances	7,431	383	5.09	5,659	149	2.60	1,772	234	249
Senior debt	5,335	231	4.33	4,631	144	3.11	704	87	122
Subordinated debt and other debt	3,087	161	5.21	1,788	81	4.44	1,299	80	77
Total long-term borrowed funds	15,853	775	4.86	12,078	374	3.07	3,775	401	179
Total borrowed funds	16,599	818	4.89	13,662	397	2.88	2,937	421	201
Total interest-bearing liabilities	150,323	3,963	2.63	134,053	1,048	0.78	16,270	2,915	185
Demand deposits	41,581			51,717			(10,136)		
Other noninterest-bearing liabilities	6,711			5,553			1,158		
TOTAL LIABILITIES	198,615			191,323			7,292		
STOCKHOLDERS' EQUITY	23,606			23,738			(132)		
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,221			$215,061			$7,160		
INTEREST RATE SPREAD			2.39 %			2.83 %			(44)
NET INTEREST MARGIN AND NET INTEREST INCOME		$6,241	**3.09 %**		$6,012	**3.10 %**		$229	**(1)**
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$6,258	**3.10 %**		$6,023	**3.10 %**		$235	—
Memo: Total deposits (interest-bearing and demand)	$175,305	$3,145	1.79 %	$172,108	$651	0.38 %	$3,197	$2,494	141 bps

[1]Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

9

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$/bps	%	$/bps	%			$/bps	%
MORTGAGE BANKING FEES													
Production revenue	$11	$19	$23	$18	$12	($8)	(42%)	($1)	(8%)	$71	$84	($13)	(15%)
Mortgage servicing revenue	37	35	34	37	40	2	6	(3)	(8)	143	147	(4)	(3)
MSR valuation changes, net of hedge impact	9	15	2	2	2	(6)	(40)	7	NM	28	30	(2)	(7)
Total mortgage banking fees	$57	$69	$59	$57	$54	($12)	(17%)	$3	6%	$242	$261	($19)	(7%)
Pull-through adjusted locks	$1,412	$2,397	$2,870	$2,078	$1,665	($985)	(41%)	($253)	(15%)	$8,757	$13,413	($4,656)	(35%)
Production revenue as a percentage of Pull-through adjusted locks	0.78 %	0.79 %	0.79 %	0.90 %	0.72 %	(1) bps		6 bps		0.81%	0.63%	19 bps	
RESIDENTIAL REAL ESTATE ORIGINATIONS													
Retail	$958	$1,146	$1,260	$1,011	$1,103	($188)	(16%)	($145)	(13%)	$4,375	$8,951	($4,576)	(51%)
Third Party	1,214	2,285	2,350	1,333	1,652	(1,071)	(47)	(438)	(27)	7,182	12,019	(4,837)	(40)
Total	$2,172	$3,431	$3,610	$2,344	$2,755	($1,259)	(37%)	(583)	(21%)	$11,557	$20,970	($9,413)	(45%)
Originated for sale	$1,595	$2,815	$2,874	$1,651	$2,044	($1,220)	(43%)	($449)	(22%)	$8,935	$15,073	($6,138)	(41%)
Originated for investment	577	616	736	693	711	(39)	(6)	(134)	(19)	2,622	5,897	(3,275)	(56)
Total	$2,172	$3,431	$3,610	$2,344	$2,755	($1,259)	(37%)	($583)	(21%)	$11,557	$20,970	($9,413)	(45%)
MORTGAGE SERVICING INFORMATION (UPB)													
Loans serviced for others	$97,420	$97,603	$96,591	$96,346	$96,698	($183)	—%	$722	1%	$97,420	$96,698	$722	1%
Owned loans serviced	31,640	31,436	31,636	30,827	30,135	204	1	1,505	5	31,640	30,135	1,505	5
Total	$129,060	$129,039	$128,227	$127,173	$126,833	$21	—%	$2,227	2%	$129,060	$126,833	$2,227	2%
MSR at fair value	$1,552	$1,620	$1,524	$1,496	$1,530	($68)	(4%)	$22	1%	$1,552	$1,530	$22	1%

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

CONSUMER BANKING[1]	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$1,086	$1,067	$1,023	$1,011	$1,014	$19	2%	$72	7%	$4,187	$3,649	$538	15%
Noninterest income	265	278	268	256	256	(13)	(5)	9	4	1,067	1,063	4	—
Total revenue	1,351	1,345	1,291	1,267	1,270	6	—	81	6	5,254	4,712	542	12
Noninterest expense	905	905	875	857	831	—	—	74	9	3,542	3,255	287	9
Profit (loss) before credit losses	446	440	416	410	439	6	1	7	2	1,712	1,457	255	18
Net charge-offs	82	67	68	63	57	15	22	25	44	280	174	106	61
Income (loss) before income tax expense (benefit)	364	373	348	347	382	(9)	(2)	(18)	(5)	1,432	1,283	149	12
Income tax expense (benefit)	95	97	91	90	98	(2)	(2)	(3)	(3)	373	328	45	14
Net income (loss)	$269	$276	$257	$257	$284	($7)	(3%)	($15)	(5%)	$1,059	$955	$104	11%
AVERAGE BALANCES													
Total assets	$73,334	$72,964	$72,583	$71,872	$71,688	$370	1%	$1,646	2%	$72,693	$68,027	$4,666	7%
Total loans and leases[2]	66,906	66,641	66,289	65,570	65,619	265	—	1,287	2	66,356	62,523	3,833	6
Deposits	118,474	117,979	115,847	115,578	117,164	495	—	1,310	1	116,980	114,482	2,498	2
Interest-earning assets	67,524	67,273	66,933	66,251	66,338	251	—	1,186	2	66,999	63,289	3,710	6
KEY METRICS													
Net interest margin	6.40 %	6.28 %	6.12 %	6.20 %	6.07 %	12 bps		33 bps		6.25 %	5.77 %	48 bps	
Efficiency ratio	67.08	67.18	67.74	67.70	65.39	(10) bps		169 bps		67.42	69.08	(166) bps	
Loan-to-deposit ratio (period-end balances)	55.52	55.81	55.35	56.37	54.91	(29) bps		61 bps		55.52	54.91	61 bps	
Loan-to-deposit ratio (average balances)	55.88	55.71	56.44	56.25	55.14	17 bps		74 bps		56.07	53.18	289 bps	
Return on average total tangible assets	1.47	1.51	1.43	1.46	1.59	(4) bps		(12) bps		1.47	1.41	6 bps	

[1] During the third quarter of 2023, the Company's indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.

[2] Includes loans held for sale.

11

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

COMMERCIAL BANKING	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$551	$560	$584	$597	$595	($9)	(2%)	($44)	(7%)	$2,292	$2,103	$189	9%
Noninterest income	196	180	207	201	198	16	9	(2)	(1)	784	845	(61)	(7)
Total revenue	747	740	791	798	793	7	1	(46)	(6)	3,076	2,948	128	4
Noninterest expense	324	325	315	331	318	(1)	—	6	2	1,295	1,223	72	6
Profit (loss) before credit losses	423	415	476	467	475	8	2	(52)	(11)	1,781	1,725	56	3
Net charge-offs	65	67	71	47	12	(2)	(3)	53	NM	250	46	204	NM
Income (loss) before income tax expense (benefit)	358	348	405	420	463	10	3	(105)	(23)	1,531	1,679	(148)	(9)
Income tax expense (benefit)	89	88	100	101	105	1	1	(16)	(15)	378	375	3	1
Net income (loss)	$269	$260	$305	$319	$358	$9	3%	($89)	(25%)	$1,153	$1,304	($151)	(12%)
AVERAGE BALANCES													
Total assets	$72,758	$74,997	$77,546	$78,891	$79,591	($2,239)	(3%)	($6,833)	(9%)	$76,028	$74,919	$1,109	1%
Total loans and leases[1]	69,899	71,898	74,295	75,734	75,773	(1,999)	(3)	(5,874)	(8)	72,937	70,992	1,945	3
Deposits	46,962	47,221	45,494	48,966	52,303	(259)	(1)	(5,341)	(10)	47,155	49,898	(2,743)	(5)
Interest-earning assets	70,267	72,275	74,687	76,130	76,097	(2,008)	(3)	(5,830)	(8)	73,321	71,276	2,045	3
KEY METRICS													
Net interest margin	3.11 %	3.07 %	3.13 %	3.18 %	3.10 %	4 bps		1 bps		3.12 %	2.95 %	17 bps	
Efficiency ratio	43.44	43.93	39.76	41.47	40.18	(49) bps		326 bps		42.10	41.50	60 bps	
Loan-to-deposit ratio (period-end balances)	146.09	145.77	150.41	162.54	141.44	32 bps		465 bps		146.09	141.44	465 bps	
Loan-to-deposit ratio (average balances)	147.64	150.96	160.89	153.33	143.49	(332) bps		415 bps		153.12	139.65	1,347 bps	
Return on average total tangible assets	1.48	1.39	1.59	1.66	1.80	9 bps		(32) bps		1.53	1.76	(23) bps	

[1] Includes loans held for sale.

12

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

NON-CORE[1]	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$/bps	%	$/bps	%			$/bps	%
Net interest income	($45)	($41)	($28)	($15)	$19	($4)	(10%)	($64)	NM	($129)	$378	($507)	NM
Noninterest income	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue	(45)	(41)	(28)	(15)	19	(4)	(10)	(64)	NM	(129)	378	(507)	NM
Noninterest expense	28	30	33	32	31	(2)	(7)	(3)	(10)	123	136	(13)	(10)
Profit (loss) before credit losses	(73)	(71)	(61)	(47)	(12)	(2)	(3)	(61)	NM	(252)	242	(494)	NM
Net charge offs	24	20	13	21	19	4	20	5	26	78	52	26	50
Income (loss) before income tax expense (benefit)	(97)	(91)	(74)	(68)	(31)	(6)	(7)	(66)	(213)	(330)	190	(520)	NM
Income tax expense (benefit)	(25)	(24)	(19)	(18)	(8)	(1)	(4)	(17)	(213)	(86)	48	(134)	NM
Net income (loss)	($72)	($67)	($55)	($50)	($23)	($5)	(7%)	($49)	(213%)	($244)	$142	($386)	NM
AVERAGE BALANCES													
Total assets	$11,776	$13,113	$14,456	$15,686	$16,752	($1,337)	(10%)	($4,976)	(30%)	$13,745	$18,121	($4,376)	(24%)
Total loans and leases[2]	11,701	13,010	14,395	15,620	16,683	(1,309)	(10)	(4,982)	(30)	13,669	18,048	(4,379)	(24)
Interest-earning assets	11,726	13,010	14,395	15,620	16,683	(1,284)	(10)	(4,957)	(30)	13,675	18,048	(4,373)	(24)
KEY METRICS													
Net interest margin	(1.54)%	(1.24)%	(0.77)%	(0.40)%	0.47 %	(30) bps		(201) bps		(0.94)%	2.10 %	(304) bps	
Return on average total tangible assets	(2.42)	(2.03)	(1.53)	(1.30)	(0.54)	(39) bps		(188) bps		(1.78)	0.78	(256) bps	

[1] During the third quarter of 2023, the Company's indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.

[2] Includes loans held for sale.

13

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

OTHER[1,2]	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$	%	$	%			$	%
Net interest income	($104)	($64)	$9	$50	$67	($40)	(63%)	($171)	NM	($109)	($118)	$9	8%
Noninterest income	39	34	31	28	51	5	15	(12)	(24)	132	101	31	31
Total revenue	(65)	(30)	40	78	118	(35)	(117)	(183)	NM	23	(17)	40	NM
Noninterest expense	355	33	83	76	60	322	NM	295	NM	547	278	269	97
Profit (loss) before provision (benefit) for credit losses	(420)	(63)	(43)	2	58	(357)	NM	(478)	NM	(524)	(295)	(229)	(78)
Provision (benefit) for credit losses	—	18	24	37	44	(18)	(100)	(44)	(100)	79	202	(123)	(61)
Income (loss) before income tax expense (benefit)	(420)	(81)	(67)	(35)	14	(339)	NM	(434)	NM	(603)	(497)	(106)	(21)
Income tax expense (benefit)	(143)	(42)	(38)	(20)	(20)	(101)	(240)	(123)	NM	(243)	(169)	(74)	(44)
Net income (loss)	($277)	($39)	($29)	($15)	$34	($238)	NM	($311)	NM	($360)	($328)	($32)	(10)
AVERAGE BALANCES													
Total assets	$65,785	$59,088	$57,788	$56,262	$56,939	$6,697	11%	$8,846	16%	$59,755	$53,994	$5,761	11%
Total loans and leases[3]	729	766	748	773	760	(37)	(5)	(31)	(4)	755	736	19	3
Deposits	11,692	11,250	11,908	9,806	9,577	442	4	2,115	22	11,170	7,728	3,442	45
Interest-earning assets	53,604	47,035	45,482	44,550	45,405	6,569	14	8,199	18	47,691	41,522	6,169	15

[1] Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.

[2] During the third quarter of 2023, the Company's indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.

[3] Includes loans held for sale.

14

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					DECEMBER 31, 2023 CHANGE			
	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2023		December 31, 2022	
						$/bps/%	%	$/bps/%	%
NONACCRUAL LOANS AND LEASES									
Commercial and industrial	$294	$242	$280	$297	$249	$52	21%	$45	18%
Commercial real estate	477	470	352	140	103	7	1	374	NM
Leases	3	3	3	—	—	—	—	3	100
Total commercial	774	715	635	437	352	59	8	422	120
Residential mortgages[1]	177	190	201	216	234	(13)	(7)	(57)	(24)
Home equity	285	268	251	240	241	17	6	44	18
Automobile	61	62	51	50	56	(1)	(2)	5	9
Education	28	23	22	23	33	5	22	(5)	(15)
Other retail	39	38	31	30	28	1	3	11	39
Total retail	590	581	556	559	592	9	2	(2)	—
Nonaccrual loans and leases	1,364	1,296	1,191	996	944	68	5	420	44
Repossessed assets	14	15	11	14	16	(1)	(7)	(2)	(13)
Nonaccrual loans and leases and repossessed assets	$1,378	$1,311	$1,202	$1,010	$960	$67	5%	$418	44%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]									
Commercial	$774	$715	$635	$437	$352	$59	8%	$422	120%
Retail	604	596	567	573	608	8	1	(4)	(1)
Total nonaccrual loans and leases	$1,378	$1,311	$1,202	$1,010	$960	$67	5%	$418	44%
ASSET QUALITY RATIOS									
Allowance for loan and lease losses to loans and leases	1.44%	1.39%	1.35%	1.30%	1.27%	5 bps		17 bps	
Allowance for credit losses to loans and leases	1.59	1.55	1.52	1.47	1.43	4		16	
Allowance for loan and lease losses to nonaccrual loans and leases	154	160	172	203	210	(6%)		(56%)	
Allowance for credit losses to nonaccrual loans and leases	170	179	193	229	237	(9%)		(67%)	
Nonaccrual loans and leases to loans and leases	0.93	0.87	0.79	0.64	0.60	6 bps		33 bps	

[1]Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

[2]Nonaccrual loans and leases by product includes repossessed assets.

15

CREDIT-RELATED INFORMATION, CONTINUED (dollars in millions) AS OF DECEMBER 31, 2023 CHANGE Dec 31, 2023 Sept 30, 2023 June 30, 2023 Mar 31, 2023 Dec 31, 2022 Sept 30, 2023 December 31, 2022 $/bps % $/bps % LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING Commercial and industrial $6 $4 $2 $21 $21 $2 50% ($15) (71%) Commercial real estate 40 3 — 63 1 37 NM 39 NM Leases — — — — — — — — — Total commercial 46 7 2 84 22 39 NM 24 109 Residential mortgages1 256 217 257 314 319 39 18 (63) (20) Home equity — — — — — — — — — Automobile — — — — — — — — — Education 2 3 3 3 4 (1) (33) (2) (50) Other retail 29 21 20 23 22 8 38 7 32 Total retail 287 241 280 340 345 46 19 (58) (17) Total loans and leases $333 $248 $282 $424 $367 $85 34% ($34) (9%) 1 90+ days past due and accruing includes $243 million, $216 million, $256 million, $309 million, and $316 million of loans fully or partially guaranteed by the FHA, VA, and USDA for December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively. 16

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS													
GROSS CHARGE-OFFS													
Commercial and industrial	$24	$25	$17	$55	$21	($1)	(4%)	$3	14	$121	$68	$53	78%
Commercial real estate	49	49	62	4	—	—	—	49	100	164	2	162	NM
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—
Total commercial	73	74	79	59	21	(1)	(1)	52	248	285	70	215	NM
Residential mortgages	3	1	1	1	1	2	200	2	200	6	5	1	20
Home equity	4	3	3	2	2	1	33	2	100	12	9	3	33
Automobile	31	28	24	30	27	3	11	4	15	113	93	20	22
Education	35	27	26	23	24	8	30	11	46	111	78	33	42
Other retail	60	58	56	56	51	2	3	9	18	230	179	51	28
Total retail	133	117	110	112	105	16	14	28	27	472	364	108	30
Total gross charge-offs	$206	$191	$189	$171	$126	$15	8%	$80	63%	$757	$434	$323	74%
GROSS RECOVERIES													
Commercial and industrial	$3	$3	$2	$3	$5	$—	—%	($2)	(40%)	$11	$17	($6)	(35%)
Commercial real estate	1	1	—	1	—	—	—	1	100	3	1	2	200
Leases	—	—	1	3	—	—	—	—	—	4	—	4	100
Total commercial	4	4	3	7	5	—	—	(1)	(20)	18	18	—	—
Residential mortgages	1	2	1	—	1	(1)	(50)	—	—	4	6	(2)	(33)
Home equity	5	6	6	5	6	(1)	(17)	(1)	(17)	22	37	(15)	(41)
Automobile	14	13	16	15	14	1	8	—	—	58	57	1	2
Education	5	5	4	5	5	—	—	—	—	19	19	—	—
Other retail	6	8	7	6	7	(2)	(25)	(1)	(14)	27	27	—	—
Total retail	31	34	34	31	33	(3)	(9)	(2)	(6)	130	146	(16)	(11)
Total gross recoveries	$35	$38	$37	$38	$38	($3)	(8%)	($3)	(8%)	$148	$164	($16)	(10%)
NET CHARGE-OFFS (RECOVERIES)													
Commercial and industrial	$21	$22	$15	$52	$16	($1)	(5%)	$5	31	$110	$51	$59	116
Commercial real estate	48	48	62	3	—	—	—	48	100	161	1	160	NM
Leases	—	—	(1)	(3)	—	—	—	—	—	(4)	—	(4)	—
Total commercial	69	70	76	52	16	(1)	(1)	53	NM	267	52	215	NM
Residential mortgages	2	(1)	—	1	—	3	NM	2	100	2	(1)	3	NM
Home equity	(1)	(3)	(3)	(3)	(4)	2	67	3	75	(10)	(28)	18	64
Automobile	17	15	8	15	13	2	13	4	31	55	36	19	53
Education	30	22	22	18	19	8	36	11	58	92	59	33	56
Other retail	54	50	49	50	44	4	8	10	23	203	152	51	34
Total retail	102	83	76	81	72	19	23	30	42	342	218	124	57
Total net charge-offs	$171	$153	$152	$133	$88	$18	12%	$83	94%	$609	$270	$339	126%

17

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
						3Q23		4Q22				2022	
	4Q23	3Q23	2Q23	1Q23	4Q22	$/bps	%	$/bps	%	2023	2022	$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES													
Commercial and industrial	0.18%	0.18%	0.12%	0.40%	0.12%	— bps		6 bps		0.23%	0.10%	13 bps	
Commercial real estate	0.66	0.65	0.86	0.05	—	1		66		0.56	—	56	
Leases	(0.04)	—	(0.22)	(0.85)	(0.06)	(4)		2		(0.29)	(0.03)	(26)	
Total commercial	0.36	0.35	0.38	0.26	0.07	1		29		0.34	0.07	27	
Residential mortgages	0.02	(0.02)	—	0.01	—	4		2		—	—	—	
Home equity	(0.04)	(0.08)	(0.08)	(0.07)	(0.12)	4		8		(0.07)	(0.22)	15	
Automobile	0.77	0.60	0.30	0.51	0.42	17		35		0.53	0.26	27	
Education	1.00	0.72	0.68	0.57	0.59	28		41		0.74	0.45	29	
Other retail	4.13	3.95	3.84	3.81	3.21	18		92		3.93	2.77	116	
Total retail	0.56	0.46	0.41	0.44	0.39	10		17		0.47	0.30	17	
Total loans and leases	**0.46 %**	**0.40 %**	**0.40 %**	**0.34 %**	**0.22 %**	6 bps		24 bps		**0.40 %**	**0.18 %**	22 bps	
Memo: Average loans													
Commercial and industrial	$45,433	$47,658	$49,770	$51,993	$52,311	($2,225)	(5%)	($6,878)	(13%)	$48,693	$50,002	($1,309)	(3%)
Commercial real estate	29,460	29,353	29,115	28,892	28,735	107	—	725	3	29,206	24,746	4,460	18
Leases	1,185	1,250	1,352	1,436	1,422	(65)	(5)	(237)	(17)	1,305	1,521	(216)	(14)
Total commercial	76,078	78,261	80,237	82,321	82,468	(2,183)	(3)	(6,390)	(8)	79,204	76,269	2,935	4
Residential mortgages	31,146	30,838	30,566	30,075	29,677	308	1	1,469	5	30,660	27,759	2,901	10
Home equity	14,889	14,589	14,340	14,073	13,869	300	2	1,020	7	14,475	13,057	1,418	11
Automobile	8,752	9,849	10,997	11,937	12,692	(1,097)	(11)	(3,940)	(31)	10,374	13,729	(3,355)	(24)
Education	11,971	12,147	12,430	12,796	12,929	(176)	(1)	(958)	(7)	12,333	13,047	(714)	(5)
Other retail	5,133	5,107	5,155	5,290	5,464	26	1	(331)	(6)	5,171	5,483	(312)	(6)
Total retail	71,891	72,530	73,488	74,171	74,631	(639)	(1)	(2,740)	(4)	73,013	73,075	(62)	—
Total loans and leases	**$147,969**	**$150,791**	**$153,725**	**$156,492**	**$157,099**	($2,822)	(2%)	($9,130)	(6%)	**$152,217**	**$149,344**	$2,873	2%

18

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES													
Allowance for loan and lease losses - beginning	$2,080	$2,044	$2,017	$1,983	$1,980	$36	2%	$100	5%	$1,983	$1,758	$225	13%
Allowance on PCD loans and leases at acquisition:													
Commercial	—	—	—	—	—	—	—	—	—	—	99	(99)	(100)
Retail	—	—	—	—	—	—	—	—	—	—	2	(2)	(100)
Total Allowance on PCD loans and leases at acquisition	—	—	—	—	—	—	—	—	—	—	101	(101)	(100)
Charge-offs:													
Commercial	73	74	79	59	21	(1)	(1)	52	248	285	70	215	NM
Retail	133	117	110	112	105	16	14	28	27	472	364	108	30
Total charge-offs	206	191	189	171	126	15	8	80	63	757	434	323	74
Recoveries:													
Commercial	4	4	3	7	5	—	—	(1)	(20)	18	18	—	—
Retail	31	34	34	31	33	(3)	(9)	(2)	(6)	130	146	(16)	(11)
Total recoveries	35	38	37	38	38	(3)	(8)	(3)	(8)	148	164	(16)	(10)
Net charge-offs	171	153	152	133	88	18	12	83	94	609	270	339	126
Provision (benefit) for loan and lease losses:													
Commercial	86	146	122	103	46	(60)	(41)	40	87	457	192	265	138
Retail	103	43	57	64	45	60	140	58	129	267	202	65	32
Total provision (benefit) for loan and lease losses	189	189	179	167	91	—	—	98	108	724	394	330	84
Allowance for loan and lease losses - ending	$2,098	$2,080	$2,044	$2,017	$1,983	$18	1%	$115	6%	$2,098	$1,983	$115	6%
Allowance for unfunded lending commitments - beginning	$238	$255	$258	$257	$216	($17)	(7%)	$22	10%	$257	$176	$81	46%
Allowance on PCD unfunded lending commitments at acquisition	—	—	—	—	—	—	—%	—	—	—	1	(1)	(100)
Provision (benefit) for unfunded lending commitments	(18)	(17)	(3)	1	41	(1)	(6%)	(59)	NM	(37)	80	(117)	NM
Allowance for unfunded lending commitments - ending	$220	$238	$255	$258	$257	($18)	(8%)	($37)	(14)	$220	$257	($37)	(14)
Total allowance for credit losses - ending	$2,318	$2,318	$2,299	$2,275	$2,240	$—	—%	$78	3%	$2,318	$2,240	$78	3%
Memo: Total allowance for credit losses by product													
Commercial	$1,425	$1,425	$1,370	$1,326	$1,267	$—	—%	$158	12%	$1,425	$1,267	$158	12%
Retail	893	893	929	949	973	—	—	(80)	(8)	893	973	(80)	(8)
Total allowance for credit losses	$2,318	$2,318	$2,299	$2,275	$2,240	$—	—%	$78	3%	$2,318	$2,240	$78	3%

19

CAPITAL AND RATIOS
(dollars in millions)

	AS OF					DECEMBER 31, 2023 CHANGE				FULL YEAR			
	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2023		December 31, 2022		2023	2022	2023 Change 2022	
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)													
CET1 capital	$18,358	$18,360	$18,381	$18,370	$18,574	($2)	—%	($216)	(1%)				
Tier 1 capital	20,372	20,374	20,395	20,384	20,588	(2)	—	(216)	(1)				
Total capital	23,608	23,682	23,748	23,720	23,755	(74)	—	(147)	(1)				
Risk-weighted assets	172,601	176,407	179,034	183,246	185,224	(3,806)	(2)	(12,623)	(7)				
Adjusted average assets[1]	219,591	215,877	217,264	217,998	220,779	3,714	2	(1,188)	(1)				
CET1 capital ratio	10.6 %	10.4 %	10.3 %	10.0 %	10.0 %								
Tier 1 capital ratio	11.8	11.5	11.4	11.1	11.1								
Total capital ratio	13.7	13.4	13.3	12.9	12.8								
Tier 1 leverage ratio	9.3	9.4	9.4	9.4	9.3								
TANGIBLE COMMON EQUITY (PERIOD-END)													
Common stockholders' equity	$22,329	$20,864	$21,571	$22,187	$21,676	$1,465	7%	$653	3%	$22,329	$21,676	$653	3%
Less: Goodwill	8,188	8,188	8,188	8,177	8,173	—	—	15	—	8,188	8,173	15	—
Less: Other intangible assets	157	167	175	185	197	(10)	(6)	(40)	(20)	157	197	(40)	(20)
Add: Deferred tax liabilities[2]	433	421	422	422	422	12	3	11	3	433	422	11	3
Total tangible common equity	$14,417	$12,930	$13,630	$14,247	$13,728	$1,487	12%	$689	5%	$14,417	$13,728	$689	5%
TANGIBLE COMMON EQUITY (AVERAGE)													
Common stockholders' equity	$21,209	$21,177	$22,289	$21,702	$21,276	$32	—%	($67)	—%	$21,592	$21,724	($132)	(1%)
Less: Goodwill	8,188	8,188	8,182	8,177	8,171	—	—	17	—	8,184	7,872	312	4
Less: Other intangible assets	163	173	181	192	199	(10)	(6)	(36)	(18)	177	181	(4)	(2)
Add: Deferred tax liabilities[2]	421	422	422	422	424	(1)	—	(3)	(1)	422	413	9	2
Total tangible common equity	$13,279	$13,238	$14,348	$13,755	$13,330	$41	—%	($51)	—%	$13,653	$14,084	($431)	(3%)
INTANGIBLE ASSETS (PERIOD-END)													
Goodwill	$8,188	$8,188	$8,188	$8,177	$8,173	$—	—%	$15	—%	$8,188	$8,173	$15	—%
Other intangible assets	157	167	175	185	197	(10)	(6)	(40)	(20)	157	197	(40)	(20)
Total intangible assets	$8,345	$8,355	$8,363	$8,362	$8,370	($10)	—%	($25)	—%	$8,345	$8,370	($25)	—%

[1]Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2]Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

20

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (dollars in millions, except per share data) Non-GAAP Financial Measures This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. 21

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q23 Change						2023 Change	
		4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
							$	%	$	%			$	%
Noninterest income, Underlying:														
Noninterest income (GAAP)	A	$500	$492	$506	$485	$505	$8	2%	($5)	(1%)	$1,983	$2,009	($26)	(1%)
Less: Notable items		—	—	—	—	—	—	—	—	—	—	(31)	31	100
Noninterest income, Underlying (non-GAAP)	B	$500	$492	$506	$485	$505	$8	2%	($5)	(1%)	$1,983	$2,040	($57)	(3%)
Total revenue, Underlying:														
Total revenue (GAAP)	C	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1%)	($212)	(10%)	$8,224	$8,021	$203	3%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	(31)	31	100
Total revenue, Underlying (non-GAAP)	D	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1%)	($212)	(10%)	$8,224	$8,052	$172	2%
Noninterest expense, Underlying:														
Noninterest expense (GAAP)	E	$1,612	$1,293	$1,306	$1,296	$1,240	$319	25%	$372	30%	$5,507	$4,892	$615	13%
Less: Notable items		345	22	73	66	43	323	NM	302	NM	506	262	244	93
Noninterest expense, Underlying (non-GAAP)	F	$1,267	$1,271	$1,233	$1,230	$1,197	($4)	—%	$70	6%	$5,001	$4,630	$371	8%
Pre-provision profit:														
Total revenue (GAAP)	C	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1%)	($212)	(10%)	$8,224	$8,021	$203	3%
Less: Noninterest expense (GAAP)	E	1,612	1,293	1,306	1,296	1,240	319	25	372	30	5,507	4,892	615	13
Pre-provision profit (GAAP)		$376	$721	$788	$832	$960	($345)	(48%)	($584)	(61%)	$2,717	$3,129	($412)	(13%)
Pre-provision profit, Underlying:														
Total revenue, Underlying (non-GAAP)	D	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1%)	($212)	(10%)	$8,224	$8,052	$172	2%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,267	1,271	1,233	1,230	1,197	(4)	—	70	6	5,001	4,630	371	8
Pre-provision profit, Underlying (non-GAAP)		$721	$743	$861	$898	$1,003	($22)	(3%)	($282)	(28%)	$3,223	$3,422	($199)	(6%)
Provision (benefit) for credit losses, Underlying:														
Provision (benefit) for credit losses (GAAP)		$171	$172	$176	$168	$132	($1)	(1%)	$39	30%	$687	$474	$213	45%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	169	(169)	(100)
Provision (benefit) for credit losses, Underlying (non-GAAP)		$171	$172	$176	$168	$132	($1)	(1%)	$39	30%	$687	$305	$382	125%
Income before income tax expense, Underlying:														
Income before income tax expense (GAAP)	G	$205	$549	$612	$664	$828	($344)	(63%)	($623)	(75%)	$2,030	$2,655	($625)	(24%)
Less: Income (expense) before income tax expense (benefit) related to notable items		(345)	(22)	(73)	(66)	(43)	(323)	NM	(302)	NM	(506)	(462)	(44)	(10)
Income before income tax expense, Underlying (non-GAAP)	H	$550	$571	$685	$730	$871	($21)	(4%)	($321)	(37%)	$2,536	$3,117	($581)	(19%)
Income tax expense, Underlying:														
Income tax expense (GAAP)	I	$16	$119	$134	$153	$175	($103)	(87%)	($159)	(91%)	$422	$582	($160)	(27%)
Less: Income tax expense (benefit) related to notable items		(108)	(4)	(20)	(17)	(11)	(104)	NM	(97)	NM	(149)	(110)	(39)	(35)
Income tax expense, Underlying (non-GAAP)	J	$124	$123	$154	$170	$186	$1	1%	($62)	(33%)	$571	$692	($121)	(17%)
Net income, Underlying:														
Net income (GAAP)	K	$189	$430	$478	$511	$653	($241)	(56%)	($464)	(71%)	$1,608	$2,073	($465)	(22%)
Add: Notable items, net of income tax benefit		237	18	53	49	32	219	NM	205	NM	357	352	5	1
Net income, Underlying (non-GAAP)	L	$426	$448	$531	$560	$685	($22)	(5%)	($259)	(38%)	$1,965	$2,425	($460)	(19%)
Net income available to common stockholders, Underlying:														
Net income available to common stockholders (GAAP)	M	$159	$400	$444	$488	$621	($241)	(60%)	($462)	(74%)	$1,491	$1,960	($469)	(24%)
Add: Notable items, net of income tax benefit		237	18	53	49	32	219	NM	205	NM	357	352	5	1
Net income available to common stockholders, Underlying (non-GAAP)	N	$396	$418	$497	$537	$653	($22)	(5%)	($257)	(39%)	$1,848	$2,312	($464)	(20%)

22

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q23 Change						2023 Change	
		4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:														
Total revenue (GAAP)	C	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1.39%)	($212)	(9.70%)	$8,224	$8,021	$203	2.53%
Less: Noninterest expense (GAAP)	E	1,612	1,293	1,306	1,296	1,240	319	24.60	372	30.00	5,507	4,892	615	12.58
Operating leverage								(25.99%)		(39.70%)				(10.05%)
Operating leverage, Underlying:														
Total revenue, Underlying (non-GAAP)	D	$1,988	$2,014	$2,094	$2,128	$2,200	($26)	(1.39%)	($212)	(9.70%)	$8,224	$8,052	$172	2.13%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,267	1,271	1,233	1,230	1,197	(4)	(0.30)	70	5.82	5,001	4,630	371	8.00
Operating leverage, Underlying (non-GAAP)								(1.09%)		(15.52%)				(5.87%)
Efficiency ratio and efficiency ratio, Underlying:														
Efficiency ratio	E/C	81.13%	64.21%	62.34%	60.90%	56.36%	1,692 bps		2,477 bps		66.97 %	60.99 %	598 bps	
Efficiency ratio, Underlying (non-GAAP)	F/D	63.77	63.08	58.86	57.84	54.42	69 bps		935 bps		60.81	57.51	330 bps	
Noninterest income as a % of total revenue, Underlying:														
Noninterest income as a % of total revenue	A/C	25.16 %	24.44%	24.14%	22.81%	22.92%	72 bps		224 bps		24.12 %	25.04 %	(92) bps	
Noninterest income as a % of total revenue, Underlying	B/D	25.16	24.44	24.14	22.81	22.92	72 bps		224 bps		24.12	25.33	(121) bps	
Effective income tax rate and effective income tax rate, Underlying:														
Effective income tax rate	I/G	7.59%	21.51%	22.09%	22.97%	21.16%	(1,392) bps		(1,357) bps		20.76 %	21.93 %	(117) bps	
Effective income tax rate, Underlying (non-GAAP)	J/H	22.25	21.69	22.51	23.25	21.37	56 bps		88 bps		22.48	22.19	29 bps	
Return on average common equity and return on average common equity, Underlying:														
Average common equity (GAAP)	O	$21,209	$21,177	$22,289	$21,702	$21,276	$32	—%	($67)	—%	$21,592	$21,724	($132)	(1%)
Return on average common equity	M/O	2.96%	7.50%	8.00%	9.11%	11.56%	(454) bps		(860) bps		6.90 %	9.02 %	(212) bps	
Return on average common equity, Underlying (non-GAAP)	N/O	7.41	7.82	8.97	10.01	12.15	(41) bps		(474) bps		8.56	10.64	(208) bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:														
Average common equity (GAAP)	O	$21,209	$21,177	$22,289	$21,702	$21,276	$32	—%	($67)	—%	$21,592	$21,724	($132)	(1%)
Less: Average goodwill (GAAP)		8,188	8,188	8,182	8,177	8,171	—	—	17	—	8,184	7,872	312	4
Less: Average other intangibles (GAAP)		163	173	181	192	199	(10)	(6)	(36)	(18)	177	181	(4)	(2)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		421	422	422	422	424	(1)	—	(3)	(1)	422	413	9	2
Average tangible common equity	P	$13,279	$13,238	$14,348	$13,755	$13,330	$41	—%	($51)	—%	$13,653	$14,084	($431)	(3%)
Return on average tangible common equity	M/P	4.72%	12.00%	12.42%	14.38%	18.46%	(728) bps		(1,374) bps		10.92 %	13.91 %	(299) bps	
Return on average tangible common equity, Underlying (non-GAAP)	N/P	11.84	12.51	13.93	15.80	19.40	(67) bps		(756) bps		13.53	16.41	(288) bps	
Return on average total assets and return on average total assets, Underlying:														
Average total assets (GAAP)	Q	$223,653	$220,162	$222,373	$222,711	$224,970	$3,491	2%	($1,317)	(1%)	$222,221	$215,061	$7,160	3%
Return on average total assets	K/Q	0.33%	0.78%	0.86%	0.93%	1.15%	(45) bps		(82) bps		0.72 %	0.96 %	(24) bps	
Return on average total assets, Underlying (non-GAAP)	L/Q	0.76	0.81	0.96	1.02	1.21	(5) bps		(45) bps		0.88	1.13	(25) bps	

23

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FULL YEAR			
							4Q23 Change						2023 Change	
							3Q23		4Q22				2022	
		4Q23	3Q23	2Q23	1Q23	4Q22	$/bps	%	$/bps	%	2023	2022	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:														
Average total assets (GAAP)	Q	$223,653	$220,162	$222,373	$222,711	$224,970	$3,491	2%	($1,317)	(1%)	$222,221	$215,061	$7,160	3%
Less: Average goodwill (GAAP)		8,188	8,188	8,182	8,177	8,171	—	—	17	—	8,184	7,872	312	4
Less: Average other intangibles (GAAP)		163	173	181	192	199	(10)	(6)	(36)	(18)	177	181	(4)	(2)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		421	422	422	422	424	(1)	—	(3)	(1)	422	413	9	2
Average tangible assets	R	$215,723	$212,223	$214,432	$214,764	$217,024	$3,500	2%	($1,301)	(1%)	$214,282	$207,421	$6,861	3%
Return on average total tangible assets	K/R	0.35 %	0.81%	0.89%	0.97%	1.19%	(46) bps		(84) bps		0.75 %	1.00 %	(25) bps	
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.78	0.84	0.99	1.06	1.25	(6) bps		(47) bps		0.92	1.17	(25) bps	
Tangible book value per common share:														
Common shares - at period-end (GAAP)	S	466,418,055	466,221,795	474,682,759	483,982,264	492,282,158	196,260	—%	(25,864,103)	(5%)	466,418,055	492,282,158	(25,864,103)	(5%)
Common stockholders' equity (GAAP)		$22,329	$20,864	$21,571	$22,187	$21,676	$1,465	7	$653	3	$22,329	$21,676	$653	3
Less: Goodwill (GAAP)		8,188	8,188	8,188	8,177	8,173	—	—	15	—	8,188	8,173	15	—
Less: Other intangible assets (GAAP)		157	167	175	185	197	(10)	(6)	(40)	(20)	157	197	(40)	(20)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		433	421	422	422	422	12	3	11	3	433	422	11	3
Tangible common equity	T	$14,417	$12,930	$13,630	$14,247	$13,728	$1,487	12%	$689	5%	$14,417	$13,728	$689	5%
Tangible book value per common share	T/S	$30.91	$27.73	$28.72	$29.44	$27.88	$3.18	11%	$3.03	11%	$30.91	$27.88	$3.03	11%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:														
Average common shares outstanding - basic (GAAP)	U	466,234,324	469,481,085	479,470,543	485,444,313	493,293,981	(3,246,761)	(1%)	(27,059,657)	(5%)	475,089,384	475,959,815	(870,431)	—%
Average common shares outstanding - diluted (GAAP)	V	468,159,167	471,183,719	480,975,281	487,712,146	495,478,398	(3,024,552)	(1)	(27,319,231)	(6)	476,693,148	477,803,142	(1,109,994)	—
Net income per average common share - basic (GAAP)	M/U	$0.34	$0.85	$0.93	$1.00	$1.26	($0.51)	(60)	($0.92)	(73)	$3.14	$4.12	($0.98)	(24)
Net income per average common share - diluted (GAAP)	M/V	0.34	0.85	0.92	1.00	1.25	(0.51)	(60)	(0.91)	(73)	3.13	4.10	(0.97)	(24)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.85	0.89	1.04	1.10	1.32	(0.04)	(4)	(0.47)	(36)	3.89	4.86	(0.97)	(20)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.85	0.89	1.04	1.10	1.32	(0.04)	(4)	(0.47)	(36)	3.88	4.84	(0.96)	(20)
Dividend payout ratio and dividend payout ratio, Underlying:														
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—	—%	$—	—%	$1.68	$1.62	$0.06	4%
Dividend payout ratio	W/(M/U)	124 %	49 %	45 %	42 %	33 %	7,412 bps		9,053 bps		54 %	39 %	1,450 bps	
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	49	47	40	38	32	200 bps		1,700 bps		43	33	1,000 bps	

24

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FULL YEAR			
						4Q23 Change						2023 Change	
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23		4Q22		2023	2022	2022	
						$	%	$	%			$/bps	%
Other income, Underlying:													
Other income (GAAP)	$20	$18	$23	$17	$36	$2	11%	($16)	(44%)	$78	$82	($4)	(5%)
Less: Notable items	—	—	—	—	—	—	—	—	—	—	(31)	31	100
Other income, Underlying (non-GAAP)	$20	$18	$23	$17	$36	$2	11	($16)	(44%)	$78	$113	($35)	(31%)
Salaries and employee benefits, Underlying:													
Salaries and employee benefits (GAAP)	$667	$659	$615	$658	$633	$8	1%	$34	5%	$2,599	$2,549	$50	2%
Less: Notable items	32	5	14	16	15	27	NM	17	113	67	110	(43)	(39)
Salaries and employee benefits, Underlying (non-GAAP)	$635	$654	$601	$642	$618	($19)	(3%)	$17	3%	$2,532	$2,439	$93	4%
Equipment and software, Underlying:													
Equipment and software (GAAP)	$215	$191	$181	$169	$170	$24	13%	$45	26%	$756	$648	$108	17%
Less: Notable items	37	6	4	4	2	31	NM	35	NM	51	10	41	NM
Equipment and software, Underlying (non-GAAP)	$178	$185	$177	$165	$168	($7)	(4%)	$10	6%	$705	$638	$67	11%
Outside services, Underlying:													
Outside services (GAAP)	$174	$160	$177	$176	$170	$14	9%	$4	2%	$687	$700	($13)	(2%)
Less: Notable items	13	7	21	27	17	6	86	(4)	(24)	68	113	(45)	(40)
Outside services, Underlying (non-GAAP)	$161	$153	$156	$149	$153	$8	5%	$8	5%	$619	$587	$32	5%
Occupancy, Underlying:													
Occupancy (GAAP)	$125	$107	$136	$124	$110	$18	17%	$15	14%	$492	$410	$82	20%
Less: Notable items	20	2	30	18	2	18	NM	18	NM	70	5	65	NM
Occupancy, Underlying (non-GAAP)	$105	$105	$106	$106	$108	$—	—%	($3)	(3%)	$422	$405	$17	4%
Other operating expense, Underlying:													
Other operating expense (GAAP)	$431	$176	$197	$169	$157	$255	145%	$274	175%	$973	$585	$388	66%
Less: Notable items	243	2	4	1	7	241	NM	236	NM	250	24	226	NM
Other operating expense, Underlying (non-GAAP)	$188	$174	$193	$168	$150	$14	8%	$38	25%	$723	$561	$162	29%

25

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS[1]
(dollars in millions)

		FOURTH QUARTER 2023					THIRD QUARTER 2023				
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:											
Net income (loss)	A	$269	$269	($72)	($277)	$189	$276	$260	($67)	($39)	$430
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	30	30
Net income (loss) available to common stockholders	B	$269	$269	($72)	($307)	$159	$276	$260	($67)	($69)	$400
Return on average total tangible assets:											
Average total assets (GAAP)		$73,334	$72,758	$11,776	$65,785	$223,653	$72,964	$74,997	$13,113	$59,088	$220,162
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		98	35	—	30	163	103	39	—	31	173
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		26	10	—	385	421	24	12	—	386	422
Average tangible assets	C	$72,720	$71,963	$11,776	$59,264	$215,723	$72,343	$74,200	$13,113	$52,567	$212,223
Return on average total tangible assets	A/C	1.47 %	1.48 %	(2.42)%	NM	0.35 %	1.51 %	1.39 %	(2.03)%	NM	0.81 %
Efficiency ratio:											
Noninterest expense (GAAP)	D	$905	$324	$28	$355	$1,612	$905	$325	$30	$33	$1,293
Net interest income (GAAP)		1,086	551	(45)	(104)	1,488	1,067	560	(41)	(64)	1,522
Noninterest income (GAAP)		265	196	—	39	500	278	180	—	34	492
Total revenue (GAAP)	E	$1,351	$747	($45)	($65)	$1,988	$1,345	$740	($41)	($30)	$2,014
Efficiency ratio	D/E	67.08 %	43.44 %	NM	NM	81.13 %	67.18 %	43.93 %	NM	NM	64.21 %

		SECOND QUARTER 2023					FIRST QUARTER 2023				
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:											
Net income (loss)	A	$257	$305	($55)	($29)	$478	$257	$319	($50)	($15)	$511
Less: Preferred stock dividends		—	—	—	34	34	—	—	—	23	23
Net income (loss) available to common stockholders	B	$257	$305	($55)	($63)	$444	$257	$319	($50)	($38)	$488
Return on average total tangible assets:											
Average total assets (GAAP)		$72,583	$77,546	$14,456	$57,788	$222,373	$71,872	$78,891	$15,686	$56,262	$222,711
Less: Average goodwill (GAAP)		540	766	—	6,876	8,182	538	763	—	6,876	8,177
Average other intangibles (GAAP)		109	41	—	31	181	115	43	—	34	192
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	11	—	388	422	23	12	—	387	422
Average tangible assets	C	$71,957	$76,750	$14,456	$51,269	$214,432	$71,242	$78,097	$15,686	$49,739	$214,764
Return on average total tangible assets	A/C	1.43 %	1.59 %	(1.53)%	NM	0.89 %	1.46 %	1.66 %	(1.30)%	NM	0.97 %
Efficiency ratio:											
Noninterest expense (GAAP)	D	$875	$315	$33	$83	$1,306	$857	$331	$32	$76	$1,296
Net interest income (GAAP)		1,023	584	(28)	9	1,588	1,011	597	(15)	50	1,643
Noninterest income (GAAP)		268	207	—	31	506	256	201	—	28	485
Total revenue (GAAP)	E	$1,291	$791	($28)	$40	$2,094	$1,267	$798	($15)	$78	$2,128
Efficiency ratio	D/E	67.74 %	39.76 %	NM	NM	62.34 %	67.70 %	41.47 %	NM	NM	60.90 %

26

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED1 (dollars in millions) FOURTH QUARTER 2022 Consumer Banking Commercial Banking Non-Core Other Consolidated Net income (loss) available to common stockholders: Net income (loss) A $284 $358 ($23) $34 $653 Less: Preferred stock dividends — — — 32 32 Net income (loss) available to common stockholders B $284 $358 ($23) $2 $621 Return on average total tangible assets: Average total assets (GAAP) $71,688 $79,591 $16,752 $56,939 $224,970 Less: Average goodwill (GAAP) 491 804 — 6,876 8,171 Average other intangibles (GAAP) 121 46 — 32 199 Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP) 7 4 — 413 424 Average tangible assets C $71,083 $78,745 $16,752 $50,444 $217,024 Return on average total tangible assets A/C 1.59% 1.80% (0.54) % NM 1.19 % Efficiency ratio: Noninterest expense (GAAP) D $831 $318 $31 $60 $1,240 Net interest income (GAAP) 1,014 595 19 67 1,695 Noninterest income (GAAP) 256 198 — 51 505 Total revenue (GAAP) E $1,270 $793 $19 $118 $2,200 Efficiency ratio D/E 65.39% 40.18 % NM NM 56.36% 27

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED[1]
(dollars in millions)

		FULL YEAR									
		2023					2022				
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:											
Net income (loss)	A	$1,059	$1,153	($244)	($360)	$1,608	$955	$1,304	$142	($328)	$2,073
Less: Preferred stock dividends		—	—	—	117	117	—	—	—	113	113
Net income (loss) available to common stockholders	B	$1,059	$1,153	($244)	($477)	$1,491	$955	$1,304	$142	($441)	$1,960
Return on average total tangible assets:											
Average total assets (GAAP)		$72,693	$76,028	$13,745	$59,755	$222,221	$68,027	$74,919	$18,121	$53,994	$215,061
Less: Average goodwill (GAAP)		540	767	—	6,877	8,184	388	616	—	6,868	7,872
Average other intangibles (GAAP)		106	39	—	32	177	88	30	—	63	181
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		24	11	—	387	422	6	2	—	405	413
Average tangible assets	C	$72,071	$75,233	$13,745	$53,233	$214,282	$67,557	$74,275	$18,121	$47,468	$207,421
Return on average total tangible assets	A/C	1.47 %	1.53 %	(1.78)%	NM	0.75 %	1.41 %	1.76 %	0.78 %	NM	1.00 %
Efficiency ratio:											
Noninterest expense (GAAP)	D	$3,542	$1,295	$123	$547	$5,507	$3,255	$1,223	$136	$278	$4,892
Net interest income (GAAP)		4,187	2,292	(129)	(109)	6,241	3,649	2,103	378	(118)	6,012
Noninterest income (GAAP)		1,067	784	—	132	1,983	1,063	845	—	101	2,009
Total revenue (GAAP)	E	$5,254	$3,076	($129)	$23	$8,224	$4,712	$2,948	$378	($17)	$8,021
Efficiency ratio	D/E	67.42 %	42.10 %	NM	NM	66.97 %	69.08 %	41.50 %	NM	NM	60.99 %

[1] During the third quarter of 2023, the Company's indirect auto and certain purchased consumer loan portfolios were transferred from Consumer Banking into a new Non-Core segment. In addition, the Company revised its funds transfer pricing ("FTP") methodology relative to the funding of Non-Core assets, with the FTP charge based on a marginal high-cost funding waterfall approach. Prior period results have been revised to conform to the new segment presentation.

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